Exhibit 32.1

Certification under Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the quarterly report on Form 10-Q of Hampton Roads Bankshares, Inc. (the “Company”) for the three months ended September 30, 2015 to be filed with the Securities and Exchange Commission (“Report”), we, Charles M. Johnston, Interim Chief Executive Officer, and Thomas B. Dix III, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(a)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(b)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles M. Johnston
Charles M. Johnston
Interim Chief Executive Officer
Date: November 5, 2015

/s/ Thomas B. Dix III
Thomas B. Dix III
Chief Financial Officer
Date: November 5, 2015